Exhibit 99.1

Axon Announces CFO Transition

Jim Zito Appointed Interim Chief Financial Officer

Raises 2022 Revenue and Adj. EBITDA Guidance; Affirms Long-Term Financial Outlook

SCOTTSDALE, Ariz. — May 4, 2022 — Axon (NASDAQ: AXON), the global leader in connected public safety technologies, today announced that Jim Zito, Senior Vice President of Accounting, who serves as Axon’s corporate controller, has been appointed interim Chief Financial Officer, effective immediately.

Zito succeeds Jawad Ahsan, who has resigned as CFO in order to pursue other opportunities. Ahsan will be available to the Company as needed over the next two months to support a smooth transition.

The Axon Board has initiated a search to identify a permanent CFO and intends to engage an executive search firm to assist in the process.

Axon CEO Rick Smith said, “Axon has a deep bench of talent driving our success. Since joining the company in 2017, Jim has played a key role in building out our world class accounting and controllership organization, enhancing our internal controls over financial reporting, and overseeing the implementation of stronger processes to drive operating rigor to improve Axon’s financial results. As interim CFO, Jim’s contributions at Axon and his depth of experience will support the continued execution of our financial priorities as we conduct a search for our next CFO.”

“I look forward to working with the entire management team in my new role to continue building on the exciting momentum underway,” Zito said. “We have established an impressive track record of execution at scale coupled with cost discipline, and remain confident in our ability to continue to deliver accelerating growth, profitability and cash flow.”

Smith continued, “On behalf of the Board and management team, I want to thank Jawad for his dedication and all of his hard work over the last five years helping Axon innovate and grow. We wish him well as he pursues the next chapter in his career.”

“I am honored to have worked alongside such a bright and talented group of individuals at Axon and to have played a part in advancing Axon’s important mission to protect life,” said Ahsan. “I look forward to following Axon’s growth and market leadership in the years to come.”

Raises 2022 Financial Outlook and Affirms Long-Term Growth Targets

Axon today said that it is raising its 2022 revenue outlook and affirming its long-term revenue growth target of a 20%+ CAGR.

Axon's upwardly revised 2022 revenue expectation has increased to a range of $1.05 billion to $1.1 billion, reflecting about 25% annual growth at the midpoint. Previously, Axon had guided to $1.04 billion, reflecting 20% annual revenue growth.

Axon’s upwardly revised 2022 Adjusted EBITDA range is $190 million to $200 million, up from $185 million to $195 million previously.

Axon affirmed its 2022 adjusted free cash flow guidance range of about $125 million to $145 million.

About Jim Zito

As Senior Vice President of Accounting, Jim Zito leads Axon’s global accounting and controllership organization.  Prior to joining Axon in 2017, Zito served as the Global Controller for General Electric (GE) Healthcare Digital and Healthcare Partners, the software and consulting businesses within GE Healthcare. There, he led a global team responsible for controllership and commercial finance operations. Zito joined GE in 2010 as the Controller for GE Healthcare's Clinical Business Solutions product line and completed GE's Experienced Financial Leadership Program in 2015. His prior experience includes progressive leadership positions in the audit practice at PricewaterhouseCoopers LLP.

Zito earned his B.B.A. in Accountancy and Computer Applications from the University of Notre Dame.

About Axon

Axon is a network of devices, apps and people that helps public safety personnel become smarter and safer. With a mission of protecting life, our technologies give customers the confidence, focus and time they need to keep their communities safe. Our products impact every aspect of a public safety officer's day-to-day experience with the goal of helping everyone get home safe.

We work hard for those who put themselves in harm's way for all of us. To date, more than 263,000 lives and countless dollars have been saved with the Axon Network of devices, apps and people. Learn more at www.axon.com or by calling (800) 978-2737. Axon is a global company with headquarters in Scottsdale, Ariz. and global software engineering hub in Seattle, Wash., as well as additional offices in Australia, Canada, Finland, Vietnam, the UK and the Netherlands.

Note to Investors

Please visit http://investor.axon.com, https://www.axon.com/press, http://www.twitter.com/axon_us and https://www.facebook.com/Axon.ProtectLife/ where Axon discloses information about the company, its financial information and its business.

Forward-looking statements

Forward-looking statements in this press release include, without limitation, statements regarding: statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance, including our outlook for 2022 full year revenue and long-term revenue growth, adjusted EBITDA and adjusted free cash flow; and statements of management’s strategies, goals and objectives and other similar expressions. Such statements give our current expectations or forecasts of future events; they do not relate strictly to historical or current facts. Words such as “may,” “will,” “should,” “could,” “would,” “predict,” “potential,” “continue,” “expect,” “anticipate,” “future,” “intend,” “plan,” “believe,” “estimate,” and similar expressions, as well as statements in future tense, identify forward-looking statements. However, not all forward-looking statements contain these identifying words.

We cannot guarantee that any forward-looking statement will be realized, although we believe we have been prudent in our plans and assumptions. Achievement of future results is subject to risks, uncertainties and potentially inaccurate assumptions. The following important factors could cause actual results to differ materially from those in the forward-looking statements: the potential global impacts of the COVID-19 pandemic or other catastrophic events; our ability to manage our supply chain and avoid production delays, shortages and impacts to expected gross margins; changes in the costs of product components and labor; our ability to attract and retain key personnel; changes in government regulations in the U.S. and in foreign markets, especially related to the classification of our products by the United States Bureau of Alcohol, Tobacco, Firearms and Explosives; delayed cash collections and possible credit losses due to our subscription model; exposure to international operational risks; our exposure to cancellations of government contracts due to appropriation clauses, exercise of a cancellation clause, or non-exercise of contractually optional periods; defects in our products; negative media publicity regarding our products; and counter-party risks relating to cash balances held in excess of FDIC insurance limits. Many events beyond our control may determine whether results we anticipate will be achieved. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. You should bear this in mind as you consider forward-looking statements. Our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q list various important factors that could cause actual results to differ materially from expected and historical results. These factors are intended as cautionary statements for investors within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Readers can find them under the heading "Risk Factors" in the Annual Report on Form 10-K and in the Quarterly Reports on Form 10-Q, and investors should refer to them. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Except as required by law, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our Form 10-Q, 8-K and 10-K reports to the SEC.

Media Contact: Corinne Clark

Public Relations Manager

Press@Axon.com

Investor Relations Contact:

Andrea James

ajames@axon.com

For further information: Media ONLY Hotline: (480) 444-4000